EXHIBIT 99.1

JOINT FILING AGREEMENT

July 2, 2021

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended (the “Act”), and the rules and regulations thereunder, each party hereto hereby agrees to the joint filing, on behalf of each of them, of any filing required by such party under Section 13 or Section 16 of the Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with the Securities and Exchange Commission (and, if such security is registered on a national securities exchange, also with the exchange), and further agrees to the filing, furnishing, and/or incorporation by reference of this Joint Filing Agreement as an exhibit thereto. This Joint Filing Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.

IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this Joint Filing Agreement to be executed and effective as of the date first written above.

CH INVESTMENT PARTNERS, L.L.C.

By:	Oak Lawn Capital Management, L.P.
Its:	Manager

By:	I35 Advisors, Inc.,
Its:	General Partner

By:	/s/ Michael Silverman
	Name:	Michael Silverman
	Title:	Co-President

OAK LAWN DIRECT INVESTORS, L.L.C.

By:	I35 Advisors, Inc.,
Its:	General Partner

By:	/s/ Michael Silverman
	Name:	Michael Silverman
	Title:	Co-President

BLUE INVESTORS, L.L.C.

By:	Oak Lawn Direct Investors GP, L.L.C.
Its:	Managing Member

By:	I35 Advisors, Inc.,
Its:	Manager

By:	/s/ Michael Silverman
	Name:	Michael Silverman
	Title:	Co-President

BLUE WAREHOUSE, L.L.C.

By:	Oak Lawn Direct Investors GP, L.L.C.
Its:	Managing Member

By:	I35 Advisors, Inc.,
Its:	Manager

By:	/s/ Michael Silverman
	Name:	Michael Silverman
	Title:	Co-President

CHCP DIRECT INVESTORS (OWL ROCK), L.P.

By:	Oak Lawn Direct Investors GP, L.L.C.
Its:	General Partner

By:	I35 Advisors, Inc.,
Its:	Manager

By:	/s/ Michael Silverman
	Name:	Michael Silverman
	Title:	Co-President

KIRK L. RIMER

/s/ Kirk L. Rimer

MICHAEL R. SILVERMAN

/s/ Michael R. Silverman